Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Chesapeake Corporation Quarterly Report on Form 10-Q for the period ended March 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew J. Kohut, Executive Vice President & Chief Financial Officer of Chesapeake Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Chesapeake Corporation.

Date:	May 8, 2003
/s/ Andrew J. Kohut
Andrew J. Kohut
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Chesapeake Corporation and will be retained by Chesapeake Corporation and furnished to the Securities and Exchange Commission or its staff upon request.